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                                                                   Exhibit 10.11

                              COLLATERAL ASSIGNMENT

         This Collateral Assignment, dated as of November 9, 2001 (as amended and in effect from time to time, this "Collateral Assignment"), is entered into between ARJO WIGGINS APPLETON (BERMUDA) LIMITED, a company limited by shares organized under the Companies Act of 1981 of the Island of Bermuda (the "Assignor"), and PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation, APPLETON PAPERS INC., a Delaware corporation, and NEW APPLETON, LLC, a Wisconsin limited liability company (collectively, the "Assignee").

         WHEREAS, the Assignor and Arjo Wiggins Appleton p.l.c. ("AWA") have entered into that certain Assignment and Assumption Deed (the "Assignment Agreement") pursuant to which AWA has assigned to Assignor its obligations to Assignee pursuant to the Fox River AWA Environmental Indemnity Agreement (the "Indemnity Agreement") among AWA and Assignee (the "Obligations"); and

         WHEREAS, the Assignor and Commerce & Industry Insurance Company (the "Insurer") have entered into an Indemnity Claim Insurance Policy, policy number 5295316 (as amended and in effect from time to time, the "Insurance Agreement"), a copy of which is attached hereto as Exhibit A, pursuant to which the Insurer has insured the Assignor for payment of the "Ultimate Net Loss" (as defined in the Insurance Agreement) arising out of "Indemnity Claims" (as defined in the Insurance Agreement) made on Assignor under the terms of the Insurance Agreement; and

         WHEREAS, to secure the payment of the Obligations, the Assignor wishes to assign to the Assignee the Collateral (as hereafter defined), subject to the limitations and conditions set forth therein.

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Assignment As Security.
                    ----------------------

                 (a) The Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers and sets over to Assignee the Collateral, solely as collateral security for satisfaction of the Obligations, as the same have been assumed by the Assignor pursuant to the terms of the Assignment Agreement.

                 (b) For the purposes hereof, (i) "Collateral" shall be comprised of the Assigned Proceeds (as hereinafter defined) and the Claim Rights (as hereinafter defined); (ii) "Assigned Proceeds" shall mean all amounts due and payable by Insurer to or on behalf of Assignor under the Insurance Agreement in respect of Indemnity Claims; (iii) "Claim Rights" shall mean Assignor's right to make an Indemnity Claim against the Insurer, but only in respect of any Indemnity Claim which Assignor (x) is entitled to

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         make against the Insurer under the Insurance Agreement, but (y) fails so to make in violation of its obligations under the Assignment Agreement and the Relationship Agreement of even date herewith among Assignor, Assignee and others.

                  (c) This Collateral Assignment shall be enforceable against the Assignor and all successors, assigns and creditors of the Assignor. Notwithstanding the foregoing, and by way of further explanation of the terms hereof, the Assignor shall remain the owner of the Collateral, and the Assignee shall have no rights whatsoever therein other than as collateral, unless and until an Event of Default (as defined in Section 4 hereof) shall have occurred and be continuing; accordingly, and without limiting the foregoing, the Assignor shall have the sole right to enforce collection of, settle, compromise, or extend the Assigned Proceeds until the occurrence of an Event of Default with respect thereto.

                  (d) For the avoidance of doubt, and notwithstanding anything contained herein or elsewhere to the contrary, nothing contained herein shall constitute an assignment or transfer by Assignor of any rights or entitlements of any kind or nature whatsoever under or in respect of the Insurance Contract or the proceeds thereof (whether by way of Indemnity Claims, commutation, cancellation or otherwise) other than respecting the Collateral. Further, and without limitation of the foregoing, Assignee shall have no rights under the Insurance Contract other than the Collateral, and shall have no rights to make any claims (including Indemnity Claims) against the Insurer, other than in respect of Claim Rights.

         Section 2. Acceptance. The Assignee hereby accepts this Collateral
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Assignment subject to the terms and conditions hereof.

         Section 3. Assignor Remains Liable. Notwithstanding anything herein to
                    -----------------------
the contrary, (a) the Assignor shall remain liable under the Assignment Agreement to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Collateral Assignment had not been executed, (b) the exercise by the Assignee of any of its rights hereunder shall not release the Assignor from any of its duties or obligations under the Assignment and Assumption Deed, and (c) the Assignee shall not by virtue hereof be obligated to take any action to collect or enforce any claim for the Payments assigned hereunder.

         Section 4. Event of Default. An "Event of Default" shall have occurred
                    ----------------
hereunder in respect of an Indemnity Claim, and Assignee's rights to receive the proceeds thereof shall arise only in the event that (i) Assignor shall have failed to make payment of any Indemnity Claim to or for the benefit of the Assignee in compliance with its obligations under the Assignment Agreement to satisfy AWA's obligations to Assignor and (ii) AWA shall have failed to make such payment. Upon the occurrence and continuation of an Event of Default in respect of an Indemnity Claim, Assignee shall have the sole right to enforce collection of, settle, compromise, or extend the Assigned Proceeds relating to such Indemnity Claim and all proceeds thereof received by Assignor shall be held by Assignor upon an express trust for Assignee, shall not be commingled with any other funds or property of Assignor, and shall be turned over to Assignee not later than the business day following the day of their receipt provided that Assignee agrees to use the Assigned Proceeds only to satisfy the applicable Indemnity Claim.

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          Section 5.  Power of Attorney. Subject to the provisions of Section 1
                      -----------------
hereof, the Assignee and its agents and representatives are hereby irrevocably constituted and designated as Section 5. the Assignor's attorney-in-fact, and the Assignor hereby grants to the Assignee an irrevocable power of attorney, coupled with an interest, to (a) endorse or sign the Assignor's name to remittances, invoices, assignments, checks, drafts, notices or other instruments in respect of the Assigned Proceeds, (b) notify the Insurer to make the payments in respect of Claim Rights directly to the Assignee, and (c) to commence arbitration against the Insurer in accordance with the Insurance Agreement to seek payment of Claim Rights and to settle or compromise such as the Assignee may, in its sole discretion, deem appropriate.

          Section 6.  Governing Law. This Collateral Assignment shall be
                      -------------
governed by and construed in accordance with the laws of Wisconsin without regard to its principles of choice of law.

          Section 7.  Further Assurances. The Assignor and the Assignee, on
                      ------------------
behalf of themselves and their respective successors and assigns, shall execute, acknowledge or verify, and deliver any and all agreements, documents, instruments, reports or filings, and take any and all other actions, which from time to time may be reasonably requested by the other party to this Collateral Assignment to carry out the purposes and intent of this Collateral Assignment.

          Section 8.  Entire Agreement. This Collateral Assignment constitutes
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the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, between the parties with respect to the matters which are the subject hereof.

          Section 9.  Invalidity. If any provisions of this Collateral
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Assignment as applied to any party or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Collateral Assignment, the application of such provision in any other circumstances or the validity or enforceability of this Collateral Assignment.

          Section 10. Continuing Assignment. This Collateral Assignment shall
                      ---------------------
remain in full force and effect and shall be binding on the Assignee, its successors and assigns until all present and future Obligations of the Assignor to the Assignee have been satisfied in full.

          Section 11. Filings. The Assignor hereby consents to any filings or
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other steps reasonably taken to implement or perfect the interest assigned to
Assignee pursuant to this Collateral Assignment.

          Section 12. Representations. The Assignor hereby represents and
                      ---------------
warrants that:

                  (a) it is duly incorporated and validly existing under, and in compliance with, the laws of Bermuda and has full corporate power to execute, deliver and perform this Collateral Assignment;

                  (b) the execution, delivery and performance of this Collateral Assignment have been and remain duly authorized by all necessary corporate action and do not contravene any provision of the Assignor's Articles or Memorandum of Association or

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         by-laws, as amended to date, or any law regulation, rule, decree, order, judgment or contractual restriction binding on the Assignor or its assets;

                  (c) all consents, licenses, clearances, authorizations and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery and performance of this Collateral Assignment have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Collateral Assignment; and

                  (d) this Collateral Assignment constitutes a legal, valid and binding obligation of the Assignor enforceable against the Assignor in accordance with its terms.

         Section 13. Counterparts. This Collateral Assignment may be executed
                     ------------
by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than all, but together signed by all, of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Collateral Assignment to be duly executed as of the date first above written.

ASSIGNOR:

ARJO WIGGINS APPLETON (BERMUDA) LIMITED



By:      /s/ Christopher Gower
Name:    Christopher Gower
Title:   Director

ASSIGNEE:
PAPERWEIGHT DEVELOPMENT CORP.



By:      /s/ Richard L. Wehrel
         Richard L. Wehrel, Treasurer

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APPLETON PAPERS INC.



By:      /s/ Richard L. Wehrel
         Richard L. Wehrel, Treasurer

NEW APPLETON, LLC



By:      PAPERWEIGHT DEVELOPMENT CORP., Sole Member

         By:  /s/ Richard L. Wehrel
                  Richard L. Wehrel, Treasurer

The undersigned insurer acknowledges receipt of a duplicate of this Collateral Assignment, which is to be filed at its office, and agrees to recognize the rights granted to Assignee hereunder.

Dated this 9/th/ day of November, 2001.

COMMERCE AND INDUSTRY INSURANCE COMPANY



By:      /s/ Michael P. Giese
Name:    Michael P. Giese
Title:   Assistant Vice President

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                                    Exhibit A

                         [Copy of Insurance Agreement.]